EXHIBIT 99.1
------------

                      AMLI RESIDENTIAL PROPERTIES TRUST
                        FINANCIAL AND OPERATING DATA
                              December 31, 1999


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7. Same Community Comparison - Wholly-Owned - three months ended December 31, 1999 and 1998

            8. Same Community Comparison - Wholly-Owned - year ended December 31, 1999 and 1998

            9. Same Community Comparison - Wholly-Owned & Co-Invest-ments - three months ended December 31, 1999 and 1998

            10. Same Community Comparison - Wholly-Owned & Co-Invest-ments - year ended December 31, 1999 and 1998

            11.   Property Information

            12.   Property EBITDA

            13.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1999           1998           1999           1998
                                                             --------       --------       -------        --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . . .       $ 26,364       $ 26,877       $108,268       $101,892
  Other. . . . . . . . . . . . . . . . . . . . . . . .          1,547          1,583          6,686          5,937
                                                             --------       --------       --------       --------
      Total Property Revenues. . . . . . . . . . . . .         27,911         28,460        114,954        107,829
                                                             --------       --------       --------       --------
Property operating expenses. . . . . . . . . . . . . .         (9,909)       (10,412)       (41,473)       (40,895)
Property management fees . . . . . . . . . . . . . . .           (698)          (711)        (2,875)        (2,698)
                                                             --------       --------       --------       --------
      Property expenses. . . . . . . . . . . . . . . .        (10,607)       (11,123)       (44,348)       (43,593)

      Operating expense ratio. . . . . . . . . . . . .          38.0%          39.1%          38.6%          40.4%
                                                             --------       --------       --------       --------
      Net operating income . . . . . . . . . . . . . .         17,304         17,337         70,606         64,236
                                                             --------       --------       --------       --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) (2). . . . . . . . . .           (199)           145           (840)           267
  Interest from Service Companies (2). . . . . . . . .          1,095            892          4,317          2,893
  Other interest . . . . . . . . . . . . . . . . . . .            581            428          1,683          1,272
  Share of partnerships FFO (4). . . . . . . . . . . .          2,882          1,814          9,340          5,962
  Fee income - acquisitions, dispositions and
    financing. . . . . . . . . . . . . . . . . . . . .            481             81            984             81
  Fee income - developments. . . . . . . . . . . . . .            464            507          2,692          2,526
  Fee income - asset management. . . . . . . . . . . .            148            151            601            603
  Other (5). . . . . . . . . . . . . . . . . . . . . .             28              2            849            113
                                                             --------       --------       --------       --------
      Total other income . . . . . . . . . . . . . . .          5,480          4,020         19,626         13,717
General and administrative . . . . . . . . . . . . . .           (823)        (1,190)        (4,042)        (3,993)
                                                             --------       --------       --------       --------
EBITDA . . . . . . . . . . . . . . . . . . . . . . . .         21,961         20,167         86,190         73,960
                                                             --------       --------       --------       --------
Interest expense . . . . . . . . . . . . . . . . . . .         (5,439)        (5,270)       (22,201)       (20,263)
Amortization of deferred costs . . . . . . . . . . . .           (110)          (101)          (410)          (465)
                                                             --------       --------       --------       --------
    Funds from operations (FFO) (5). . . . . . . . . .       $ 16,412       $ 14,796       $ 63,579       $ 53,232
                                                             --------       --------       --------       --------




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1999           1998           1999           1998
                                                             --------       --------       -------        --------

Capital expenditures paid from FFO (6) . . . . . . . .         (1,017)          (962)        (4,366)        (3,991)
Other - share of Co-Investments Cap Exp. . . . . . . .           (120)           (62)          (431)          (330)
                                                             --------       --------       --------       --------
    Funds available for distribution (FAD) . . . . . .       $ 15,275       $ 13,772       $ 58,782       $ 48,911
                                                             ========       ========       ========       ========
FFO per share. . . . . . . . . . . . . . . . . . . . .       $   0.67       $   0.61       $   2.59       $   2.34
FAD per share. . . . . . . . . . . . . . . . . . . . .       $   0.62       $   0.56       $   2.39       $   2.14
Dividend per share . . . . . . . . . . . . . . . . . .       $   0.46       $   0.45       $   1.82       $   1.77
                                                             ========       ========       ========       ========

Dividend as a % of FFO . . . . . . . . . . . . . . . .          68.9%          74.2%          70.3%          75.7%
Dividend as a % of FAD . . . . . . . . . . . . . . . .          74.0%          79.7%          76.0%          82.4%
                                                             ========       ========       ========       ========


NOTES:

(1)       Includes shares of income before goodwill amortization of $414 and $400 for the years ended December 31,
1999 and 1998, respectively.

(2)       Includes $171 gain on sale of land for the year ended December 31, 1999.

(3)       Interest on 13% notes receivable and working capital advances.

(4)       Includes share of depreciation of $5,057 and $3,793 for the years ended December 31, 1999 and 1998, respectively.

(5)       FFO for the full year ended December 31, 1999 includes $281 gain on sale of land recorded in the second quarter of 1999.  This amount had been excluded from FFO in previously issued financial information for the second and third quarters of 1999.

(6)       Costs of rehabs in progress at four properties (approximately $6,775 and $476 for the years ended
December 31, 1999 and 1998) are not reflected in cap ex paid from FFO.






AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1999           1998           1999           1998
                                                             --------       --------       -------        --------
REVENUES:
--------
  Property revenues:
    Rental . . . . . . . . . . . . . . . . . . . . . .       $ 26,364       $ 26,877       $108,268       $101,892
    Other. . . . . . . . . . . . . . . . . . . . . . .          1,547          1,583          6,686          5,937
  Interest and share of income (loss) from
    Service Companies. . . . . . . . . . . . . . . . .            792            937          3,062          2,760
  Other interest . . . . . . . . . . . . . . . . . . .            581            428          1,683          1,272
  Share of income from co-investment partnerships. . .          1,438            661          4,283          2,169
  Fees from co-investment partnerships and other . . .          1,121            741          5,126          3,323
                                                             --------       --------       --------       --------
      Total Revenues . . . . . . . . . . . . . . . . .         31,843         31,227        129,108        117,353
                                                             --------       --------       --------       --------
EXPENSES:
--------
  Personnel. . . . . . . . . . . . . . . . . . . . . .          2,778          2,662         10,927         10,073
  Advertising and promotion. . . . . . . . . . . . . .            613            804          2,597          2,982
  Utilities. . . . . . . . . . . . . . . . . . . . . .            605            869          3,643          4,272
  Building repairs and maintenance . . . . . . . . . .          1,835          1,885          6,335          6,378
  Landscaping and grounds maintenance. . . . . . . . .            575            599          2,473          2,298
  Real estate taxes. . . . . . . . . . . . . . . . . .          2,846          3,045         13,266         12,539
  Insurance. . . . . . . . . . . . . . . . . . . . . .            197            137            816            841
  Other operating expenses . . . . . . . . . . . . . .            460            411          1,416          1,512
  Property management fees . . . . . . . . . . . . . .            698            711          2,875          2,698
  Interest, net of capitalized . . . . . . . . . . . .          5,439          5,270         22,201         20,263
  Amortization of deferred costs . . . . . . . . . . .            110            101            410            465
  Depreciation of real property. . . . . . . . . . . .          3,216          3,471         13,254         13,132
  Depreciation of personal property. . . . . . . . . .          1,269          1,247          4,940          4,831
  General and administrative . . . . . . . . . . . . .            823          1,190          4,042          3,993
                                                             --------       --------       --------       --------
      Total expenses . . . . . . . . . . . . . . . . .         21,464         22,402         89,195         86,277
                                                             --------       --------       --------       --------
Non-recurring item - gain on sale of
  properties (1) . . . . . . . . . . . . . . . . . . .         21,158          3,621         21,158          3,621
                                                             --------       --------       --------       --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . . . . . .         31,537         12,446         61,071         34,697
                                                             --------       --------       --------       --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1999           1998           1999           1998
                                                             --------       --------       -------        --------

Minority interest. . . . . . . . . . . . . . . . . . .          5,158          1,826          9,333          4,997
                                                             --------       --------       --------       --------
Income before and extraordinary items. . . . . . . . .         26,379         10,620         51,738         29,700
Extraordinary items, net of minority interest. . . . .          --             --             --             --
                                                             --------       --------       --------       --------
Net income . . . . . . . . . . . . . . . . . . . . . .         26,379         10,620         51,738         29,700
Net income allocable to preferred shares . . . . . . .          1,830          1,890          7,281          4,875
                                                             --------       --------       --------       --------
Net income allocable to common shares. . . . . . . . .       $ 24,549       $  8,730       $ 44,457       $ 24,825
                                                             ========       ========       ========       ========

INCOME PER COMMON SHARE - BASIC:
-------------------------------
  Before extraordinary items . . . . . . . . . . . . .       $   1.44       $   0.52       $   2.63       $   1.49
  Extraordinary item . . . . . . . . . . . . . . . . .       $   0.00       $   0.00       $   0.00       $   0.00
  Income per common share. . . . . . . . . . . . . . .       $   1.44       $   0.52       $   2.63       $   1.49
                                                             ========       ========       ========       ========
Income per common share - diluted: . . . . . . . . . .       $   1.28       $   0.52       $   2.49       $   1.49
                                                             ========       ========       ========       ========
FUNDS FROM OPERATIONS:
---------------------
  Income before taxes, minority interest
    and extraordinary item . . . . . . . . . . . . . .       $ 31,537       $ 12,446       $ 61,071       $ 34,697
  Depreciation of real property. . . . . . . . . . . .          3,216          3,471         13,254         13,132
  Depreciation of personal property. . . . . . . . . .          1,269          1,247          4,940          4,831
  Non-recurring items - gain on sale of
    properties (1) . . . . . . . . . . . . . . . . . .        (21,158)        (3,621)       (21,158)        (3,621)
  Share of Co-investments depreciation . . . . . . . .          1,444          1,153          5,057          3,793
  Share of Service Co. goodwill amortization
    and gain on land sale. . . . . . . . . . . . . . .            104            100            415            400
                                                             --------       --------       --------       --------
    Funds from operations (FFO). . . . . . . . . . . .       $ 16,412       $ 14,796       $ 63,579       $ 53,232
                                                             ========       ========       ========       ========







AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1999           1998           1999           1998
                                                             --------       --------       -------        --------

FFO per share. . . . . . . . . . . . . . . . . . . . .       $   0.67       $   0.61       $   2.59       $   2.34
                                                             ========       ========       ========       ========

Capital expenditures paid from FFO . . . . . . . . . .       $ (1,017)       $  (962)      $ (4,366)      $ (3,991)
Other - Share Co-investments cap exp . . . . . . . . .           (120)           (62)          (431)          (330)
                                                             --------       --------       --------       --------
Funds available for distribution (FAD) . . . . . . . .       $ 15,275       $ 13,772       $ 58,782       $ 48,911
                                                             ========       ========       ========       ========
FAD per share. . . . . . . . . . . . . . . . . . . . .       $   0.62       $   0.56       $   2.39       $   2.14
                                                             ========       ========       ========       ========
Dividends per share. . . . . . . . . . . . . . . . . .       $   0.46       $   0.45       $   1.82       $   1.77
                                                             ========       ========       ========       ========
Dividends as a % of FFO. . . . . . . . . . . . . . . .          68.9%          74.2%          70.3%          75.7%
Dividends as a % of FAD. . . . . . . . . . . . . . . .          74.0%          79.7%          76.0%          82.4%
                                                             ========       ========       ========       ========




















   (1) Includes $1,663 shares of gain on sale of property by an unconsolidated co-investment partnership.




AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data


                                                           DEC. 31,                DEC. 31,
                                                            1999                     1998
                                                           --------                --------
ASSETS
------
Rental apartments
 Land. . . . . . . . . . . . . . . . . . .                 $ 87,903                $ 91,459
 Depreciable property. . . . . . . . . . .                  566,509                 586,507
                                                           --------                --------
                                                            654,412                 677,966
 Less accumulated depreciation . . . . . .                  (82,626)                (78,143)
                                                           --------                --------
                                                            571,786                 599,823
Rental apartments held for sale,
  net of accumulated depreciation. . . . .                   19,784                   --

Properties under development . . . . . . .                   47,314                  61,798

Investments in partnerships. . . . . . . .                  107,518                  72,150
Cash and cash equivalents. . . . . . . . .                    2,318                   4,546
Security deposits. . . . . . . . . . . . .                    1,541                   1,684
Deferred costs, net. . . . . . . . . . . .                    3,377                   2,942
Notes receivable and advances to
  Service Companies. . . . . . . . . . . .                   35,717                  31,277
Other assets . . . . . . . . . . . . . . .                   15,263                  11,372
                                                           --------                --------
Total assets . . . . . . . . . . . . . . .                 $804,618                $785,592
                                                           ========                ========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . .                 $369,541                $367,370
Accrued interest payable . . . . . . . . .                    1,743                   2,170
Accrued real estate taxes. . . . . . . . .                    9,999                  10,141
Construction costs payable . . . . . . . .                    2,068                   1,967
Security deposits and prepaid rents. . . .                    2,807                   3,420
Other liabilities. . . . . . . . . . . . .                    3,606                   3,096
                                                           --------                --------
Total liabilities. . . . . . . . . . . . .                  389,764                 388,164
                                                           --------                --------
Minority interest. . . . . . . . . . . . .                   57,813                  54,574
                                                           --------                --------




AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED


                                                           DEC. 31,                DEC. 31,
                                                             1999                    1998
                                                           --------                --------

Shareholders' equity
 Preferred shares, $.01 par value. . . . .                       40                      42
 Shares of beneficial interest,
   $.01 par value. . . . . . . . . . . . .                      170                     167
 Additional paid-in capital. . . . . . . .                  421,989                 420,303
 Employees and trustees notes. . . . . . .                  (12,000)                (10,668)
 Retained earnings . . . . . . . . . . . .                  100,334                  48,597
 Dividends paid. . . . . . . . . . . . . .                 (153,492)               (115,587)
                                                           --------                --------
   Total shareholders' equity. . . . . . .                  357,041                 342,854
                                                           --------                --------
   Total liabilities and
    shareholders' equity . . . . . . . . .                 $804,618                $785,592
                                                           ========                ========





























AMLI RESIDENTIAL PROPERTIES TRUST
SELECTED QUARTERLY FINANCIAL INFORMATION
December 31, 1999
(dollars in thousands except for share data)


                                                                       QUARTER ENDING
                                            -----------------------------------------------------------------------
                                            DEC. 31,        Sep. 30,       Jun. 30,       Mar. 31,        Dec. 31,
                                             1999           1999            1999           1999            1998
                                           ---------      ---------       ---------      ---------       ---------
Debt                                      $  369,541     $  410,177      $  382,320     $  380,475      $  367,370
Debt including share of
 Co-investment debt                       $  468,609     $  502,770      $  458,682     $  454,348      $  439,172

Total Shares and
 Units Outstanding (1)                    24,538,654     24,529,449      24,524,849     24,464,805      24,445,827
Value per Common Share
 - end of quarter                          $ 20.1875        $ 21.00        $ 22.375        $20.625          $22.25

Total Equity (Market
 Value) - end of quarter                  $  495,374     $  515,118        $548,743     $  504,587      $  543,920

Market Capitalization                     $  864,915     $  925,295      $  931,063     $  885,062      $  911,290
Market Capitalization including
 share of Co-investment debt              $  963,983     $1,017,888      $1,007,425     $  958,935      $  983,092
Market Capitalization including
 Co-investment at completed cost          $1,610,307     $1,679,212      $1,554,018     $1,431,730      $1,455,887
                                          ==========     ==========      ==========     ==========      ==========

Total Revenues (2)                        $   31,843     $   33,851      $   32,961     $   30,453      $   31,227
EBITDA (3)                                $   21,961     $   22,283      $   22,044     $   19,902      $   20,167

FFO                                       $   16,412     $   16,370      $   16,322     $   14,475      $   14,796
FAD                                       $   15,275     $   15,232      $   14,857     $   13,418      $   13,772

Dividends Paid                            $   11,287     $   11,038      $   11,011     $   11,004      $   10,323

Debt Service (net of
 capitalized interest)                    $    6,075     $    6,497      $    6,280     $    5,995      $    5,924
Interest Expense                          $    5,439     $    5,821      $    5,625     $    5,316      $    5,270

G & A Expense                             $      823     $    1,225      $      948     $    1,046      $    1,190

Total Shares and Units
 Outstanding - Wtd. Avg.                  24,534,912     24,527,610      24,467,931     24,455,709      24,355,803
                                          ==========     ==========      ==========     ==========      ==========




AMLI RESIDENTIAL PROPERTIES TRUST
SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED
December 31, 1999


                                                                       QUARTER ENDING
                                            -----------------------------------------------------------------------
                                            DEC. 31,        Sep. 30,       Jun. 30,       Mar. 31,        Dec. 31,
                                             1999           1999            1999           1999            1998
                                           ---------      ---------       ---------      ---------       ---------

Interest Coverage Ratio                         4.04           3.83            3.92           3.74            3.83

Debt as % of Market Capitalization             42.73%         44.33%          41.06%         42.99%          40.31%
Debt (including Share of
 Co-investment debt) as % of
 Market Capitalization                         48.61%         49.39%          45.53%         47.38%          44.67%

EBITDA as % of Total Market
 Capitalization                                10.16%          9.63%           9.47%          8.99%           8.85%
FFO as % of Total Market Equity                13.25%         12.71%          11.90%         11.47%          10.88%

G&A as % of Total Market
 Capitalization                                 0.38%          0.53%           0.41%          0.47%           0.52%
G&A as % of Total Revenues                      2.58%          3.62%           2.88%          3.43%           3.81%

Dividends as % of FFO (4)                       68.9%          69.1%           67.7%          76.2%           74.2%
Dividends as % of FAD (4)                       74.0%          74.3%           74.3%          82.2%           79.7%
                                          ==========     ==========      ==========     ==========      ==========
Apartment Units - In Operation
  Wholly Owned                                12,515         13,288          13,032         13,032          12,792
  Co-investments                               8,936          8,058           7,583          7,007           6,767
                                          ----------     ----------      ----------     ----------      ----------
                                              21,451         21,346          20,615         20,039          19,559
                                          ----------     ----------      ----------     ----------      ----------
Apartments Units -
 Under Development or In Lease Up
  Wholly Owned                                   200            200             416          1,246           1,486
  Co-investments                               4,098          5,138           4,306          3,136           3,376
                                          ----------     ----------      ----------     ----------      ----------
                                               4,298          5,338           4,722          4,382           4,862
                                          ----------     ----------      ----------     ----------      ----------
    Total Units                               25,749         26,684          25,337         24,421          24,421
                                          ==========     ==========      ==========     ==========      ==========

    (1)  At December 31, 1999, includes 3,975,000 preferred shares convertible to common shares.
    (2)  Excluding non-recurring gain of $19,494 and $3,621 in 1999 and 1998, respectively.
    (3)  Includes other income, net of G & A expenses.
    (4)  Based on per share amounts.

AMLI RESIDENTIAL PROPERTIES TRUST
PORTFOLIO INDEBTEDNESS SUMMARY
December 31, 1999
(Dollars in thousands)

                                                                                           Weighted
                                                                                             Avg.
                                                         Percent of                        Interest       Years to
Type of Indebtedness                   Balance             Total           Interest          Rate         Maturity
--------------------                  --------          -----------       ----------      ---------      ----------
Conventional Fixed Rate               $168,541                45.6%            Fixed          7.63%            7.2
Tax-exempt Variable Rate (1)            50,250                13.6%         Variable          7.09%            2.8
Credit Facilities (2)                  145,000                39.2%         Variable          6.22%            2.8
Service Companies                        5,750                 1.6%            Fixed          9.22%            2.6
                                      --------              ------                           -----             ---
Total                                 $369,541               100.0%                           7.03%            4.8
                                      ========              ======                           =====             ===


                                   Balance                                                 Weighted
                                  including                                                  Avg.
                                 share of Co-            Percent of                        Interest        Years to
Type of Indebtedness          investment debt (3)          Total           Interest         Rate           Maturity
--------------------          -------------------        ----------       ----------     ----------        --------

Conventional Fixed Rate               $267,609               57.1%             Fixed         7.64%             7.1
Tax-exempt Variable Rate (1)            50,250               10.7%          Variable         7.09%             2.8
Credit Facilities (2)                  145,000               31.0%          Variable         6.22%             2.8
Service Companies                        5,750                1.2%             Fixed         9.22%             2.6
                                      --------              ------                           -----             ---
Total                                 $468,609              100.0%                           7.16%             5.2
                                      ========              ======                           =====             ===


   (1)   Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

   (2)   In October 1999, this line of credit was increased to $250,000 and extended to October 2002.
         New LIBOR pricing to LIBOR+ 1.05%.  $50,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February 2003).  An additional $25,000 was swapped to a fixed rate in September maturing in 2004.  Effective interest rate includes swap costs.

   (3)   Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
December 31, 1999
Unaudited - Dollars in thousands

                                                                                        There-                % to
                                  2000       2001       2002       2003      2004       after      Total     Total
                                --------   --------   --------   --------  --------   --------   --------  --------

Fixed Rate Mortgages            $  2,808   $  3,038   $  3,271   $ 60,105  $  8,931   $ 90,388   $168,541     45.6%
Tax Exempt Bonds*                                       50,250                                     50,250     13.6%
Wachovia/First Chicago
 Line of Credit**                                      145,000                                    145,000     39.2%
Other                                750                            5,000                           5,750      1.6%
                                --------   --------   --------   --------  --------   --------   --------  --------
Total Loans                     $  3,558   $  3,038   $198,521   $ 65,105  $  8,931   $ 90,388   $369,541    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========
  Percent to Total                  1.0%       0.8%      53.7%      17.6%      2.4%      24.5%     100.0%     78.9%
                                ========   ========   ========   ========  ========   ========   ========  ========

SHARE OF CO-INVESTMENT DEBT
---------------------------
Nationwide Life Ins. -
 Greenwood Forest (15%)               19         20      1,679      --        --         --         1,718      1.7%
Lincoln National Ins. -
 Champions Park (15%)                 22         24      1,259      --        --         --         1,305      1.3%
Prudential Ins. -
 Champions Centre (15%)               11         12        955      --        --         --           978      1.0%
Allstate Life Ins. -
 Windbrooke (15%)                     18         20      1,658      --        --         --         1,696      1.7%
CIGNA - Chevy
 Chase (33%)                         189        202        216      8,770     --         --         9,377      9.5%
Northwestern Mutual Life
 Ins. - Willowbrook (40%)            162        175        189      8,909     --         --         9,435      9.5%
Phoenix Mutual -
 Willeo Creek (30%)                   57         61         65      2,687     --         --         2,870      2.9%
Northwestern Mutual Life
 Ins. - Pleasant Hill (40%)           88         96        106        116       127      5,458      5,991      6.0%
Northwestern Mutual Life
 Ins. - Barrett Lakes (35%)           76         83         91         99       108      5,310      5,767      5.8%
Erie Insurance -
 River Park (40%)                     48         52         56         60        65      3,271      3,552      3.6%
Prudential Ins. - Amli
 at Danada (10%)                      25         27         29         31        33      2,288      2,433      2.5%




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - Continued


                                                                                        There-                % to
                                  2000       2001       2002       2003      2004       after      Total     Total
                                --------   --------   --------   --------  --------   --------   --------  --------
Phoenix Home Life -
 Amli at Verandah (35%)               88         94        102        110     5,480      --         5,874      5.9%
Northwestern Mutual Life
 Ins. - Northwinds (35%)              15         95        103        112       122     10,395     10,842     10.9%
Northwestern Mutual Life
 Ins. - Regents Crest (25%)           70         76         82      3,709     --         --         3,937      4.0%
Northwestern Mutual Life
 Ins. - Parkway (25%)                 45         49         52         56        60      2,399      2,661      2.7%
Jackson National Life
 Ins. - Timberglen (40%)              42         45         49         52     2,463      --         2,651      2.7%
Northwestern Mutual
 Life - Deerfield (25%)               26         30         33         36        38      2,987      3,150      3.2%
AMI Capital, Inc. -
 Lost Mountain (75%)                   3         38         41         44        47      1,992      2,165      2.2%
Amli Residential -
 Summit Ridge (25%)                1,570      --         --         --        --         --         1,570      1.6%
Northwestern Mutual
 Life Ins. - Preston-
 wood Hills (45.4%)                   52         57         61         66        70      4,970      5,276      5.3%
Northwestern Mutual
 Life Ins. - Windward
 Park (45.4%)                         79         87         94        101       108      7,767      8,236      8.3%
FNMA - Oakbend (40%)                  65         71         76         83        89      7,150      7,534      7.6%
Erie Insurance -
 Towne Creek (1%)                     50      --         --         --        --         --            50      0.1%
                                --------   --------   --------   --------  --------   --------   --------  --------
Total Share of
 Co-Investment Loans            $  2,820   $  1,414   $  6,996   $ 25,041  $  8,810   $ 53,987   $ 99,068    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========
  Percent to Total                  2.8%       1.4%       7.1%      25.3%      8.9%      54.5%     100.0%     21.1%
                                ========   ========   ========   ========  ========   ========   ========  ========
Total Including Share
 of Co-Investments Debt         $  6,378   $  4,452   $205,517   $ 90,146  $ 17,741   $144,375   $468,609    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========
Percent to Total                    1.4%       0.9%      43.9%      19.2%      3.8%      30.8%     100.0%    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but the credit enhancement expires December 18, 2002.
    **  In October, the Unsecured Line of Credit maturity was extended to October 2002 with two one-year extensions.


AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
THREE MONTHS ENDED DECEMBER 31, 1999 VERSUS THREE MONTHS ENDED DECEMBER 31, 1998

(Excludes all properties acquired or stabilized after 1/1/98. Reflections and Timberglen)

                                              10/1/99-12/31/99                               10/1/98-12/31/98
                         No. of     ---------------------------------      %       --------------------------------
                          Apts.     Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                        --------    --------   --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,320       93.8%                              1.4%         92.5%
  Atlanta                  2,572       93.8%                             -0.8%         94.5%
  Austin                   1,289       93.8%                              0.3%         93.6%
  Indianapolis             1,296       82.0%                            -10.2%         91.4%
  Kansas                     732       91.2%                             -3.1%         94.0%
  Chicago                    196       94.6%                              0.2%         94.4%
                          ------       -----                             -----         -----
     Weighted Average                  92.1%                             -1.0%         93.1%
                                       =====                             =====         =====
     Total                10,405
                          ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  723                   1.5%                    $  713
  Atlanta                                           782                   3.4%                       756
  Austin                                            749                   4.7%                       715
  Indianapolis                                      667                   3.0%                       648
  Kansas                                            798                   4.0%                       767
  Chicago                                         1,003                   6.2%                       944
                                                 ------                   ----                    ------
     Weighted Average                            $  745                   2.8%                    $  724
                                                 ======                   ====                    ======

TOTAL PROPERTY REVENUES                                Per Month                                     Per Month
-----------------------                               ----------                                    ----------
Dallas                          $  9,194,069     $  709         $0.82     1.7%   $ 9,042,250      $  698      $0.81
Atlanta                            5,899,121        765          0.82     2.5%     5,756,939         746       0.80
Austin                             2,879,425        745          0.96     5.9%     2,718,901         703       0.91
Indianapolis                       2,253,178        580          0.66    -7.6%     2,437,283         627       0.71
Kansas                             1,682,855        766          0.80     1.1%     1,663,764         758       0.79
Chicago                              582,710        991          1.09     8.6%       536,711         913       1.00
                                ------------     ------         -----    -----   -----------      ------      -----
    Total                       $ 22,491,358     $  721         $0.82     1.5%   $22,155,848      $  710      $0.81
                                ============     ======         =====    =====   ===========      ======      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/98.  Reflections and Timberglen)

                                             10/1/99-12/31/99                              10/1/98-12/31/98
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $ 3,882,380      3,595         $4.16    -0.7%   $ 3,911,061     $ 3,621      $4.19
  Atlanta                          2,034,348      3,164          3.39    -2.0%     2,075,587       3,228       3.46
  Austin                           1,233,708      3,828          4.93    12.1%     1,100,737       3,416       4.40
  Indianapolis                       921,618      2,844          3.22    -7.0%       990,947       3,058       3.46
  Kansas                             568,201      3,105          3.24    -5.9%       604,080       3,301       3.45
  Chicago                            236,538      4,827          5.30     9.1%       216,888       4,426       4.86
                                ------------     ------         -----    -----   -----------     -------      -----
    Total                       $  8,876,793     $3,413         $3.88    -0.3%   $ 8,899,301     $ 3,421      $3.89
                                ============     ======         =====    =====   ===========     =======      =====
Operating Efficiency                   39.5%                                           48.2%
                                ============                                     ===========

NOI           1999 %  1998 %                           PER MONTH                                       PER MONTH
---           ------  ------                           ---------                                      ----------
 Dallas        57.8%   56.7%     $ 5,311,689     $  410         $0.47     3.5%   $ 5,131,189      $  396      $0.46
 Atlanta       65.5%   63.9%       3,864,773        501          0.54     5.0%     3,681,352         477       0.51
 Austin        57.2%   59.5%       1,645,717        426          0.55     1.7%     1,618,163         418       0.54
 Indianapolis  59.1%   59.3%       1,331,561        342          0.39    -7.9%     1,446,337         372       0.42
 Kansas        66.2%   63.7%       1,114,654        508          0.53     5.2%     1,059,684         483       0.50
 Chicago       59.4%   59.6%         346,172        589          0.65     8.2%       319,822         544       0.60
              ------   -----     -----------     ------         -----    -----   -----------      ------      -----
    Total      60.5%   59.8%     $13,614,566     $  436         $0.50     2.7%   $13,256,547      $  425      $0.48
              ======   =====     ===========     ======         =====    =====   ===========      ======      =====
Operating Margin                       60.5%                                           59.8%
                                ============                                     ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 ------------                                  ------------
  Dallas                        $   489,679      $  453         $0.52    49.5%   $  327,587      $  303      $0.35
  Atlanta                           163,609         254          0.27   -11.9%      185,604         289       0.31
  Austin                            112,008         348          0.45   -47.0%      211,286         656       0.85
  Indianapolis                       38,638         119          0.13  -233.2%      (29,000)        (90)     (0.10)
  Kansas                             73,791         403          0.42    44.5%       51,071         279       0.29
  Chicago                            34,335         701          0.77   306.1%        8,454         173       0.19
                                -----------      ------         -----   ------    ---------      ------      -----
    Total                       $   912,060      $  351         $0.40    20.8%    $ 755,001      $  290      $0.33
                                ===========      ======        =====    ======    =========      ======      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/98.  Reflections and Timberglen)

                                             10/1/99-12/31/99                              10/1/98-12/31/98
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                          $  637,082     $  590         $0.68     6.3%    $  599,043      $  555      $0.64
  Atlanta                            440,162        685          0.73    21.9%       360,976         561       0.60
  Austin                             246,739        766          0.99    80.0%       137,070         425       0.55
  Indianapolis                       161,015        497          0.56   -22.7%       208,327         643       0.73
  Kansas                              57,446        314          0.33   -62.2%       152,011         831       0.87
  Chicago                             25,077        512          0.56     6.3%        23,594         482       0.53
                                  ----------     ------         -----   ------    ----------      ------      -----
    Total                         $1,567,520     $  603         $0.68     5.8%    $1,481,021      $  569      $0.65
                                  ==========     ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                    ------------                                   ------------
  Dallas                          $1,277,502     $1,183         $1.37     3.6%    $1,233,390      $1,142      $1.32
  Atlanta                            334,605        520          0.56   -28.0%       464,871         723       0.77
  Austin                             375,505      1,165          1.50   -10.0%       417,002       1,294       1.67
  Indianapolis                       248,601        767          0.87     7.9%       230,497         711       0.80
  Kansas                             156,520        855          0.89    55.1%       100,937         552       0.58
  Chicago                            110,914      2,264          2.49    -9.3%       122,311       2,496       2.74
                                  ----------     ------         -----    -----    ----------      ------      -----
    Total                         $2,503,648     $  962         $1.09    -2.5%    $2,569,009      $  988      $1.12
                                  ==========     ======         =====    =====    ==========      ======      =====


AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
YEAR ENDED DECEMBER 31, 1999 VERSUS YEAR ENDED DECEMBER 31, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                            1/1/99-12/31/99                               1/1/98-12/31/98
                          No. of    ---------------------------------       %      --------------------------------
                          Apts.     Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                          ------    --------   --------    ----------    ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,320       93.3%                              -0.7%         94.0%
  Atlanta                  2,572       93.1%                              -1.2%         94.2%
  Austin                   1,289       94.4%                               0.0%         94.4%
  Indianapolis             1,296       87.9%                              -4.6%         92.1%
  Kansas                     732       94.2%                               1.8%         92.5%
  Chicago                    196       95.4%                               0.9%         94.6%
                          ------       -----                              -----         -----
    Weighted Average                   92.8%                              -1.0%         93.7%
                                       =====                              =====         =====
    Total                 10,405
                          ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  717                    1.6%                   $  706
  Atlanta                                           771                    3.8%                      743
  Austin                                            727                    3.8%                      700
  Indianapolis                                      653                    3.2%                      632
  Kansas                                            780                    2.6%                      761
  Chicago                                           980                    2.7%                      954
                                                 ------                    ----                   ------
    Weighted Average                             $  733                    2.7%                   $  714
                                                 ======                    ====                   ======

TOTAL PROPERTY REVENUES                                PER MONTH                                       PER MONTH
-----------------------                                ---------                                       ---------
  Dallas                         $36,540,828     $  705         $0.82      1.1%  $ 36,150,019     $  697      $0.81
  Atlanta                         23,324,178        756          1.10      2.9%    22,661,235        734       1.07
  Austin                          11,304,684        731          0.94      4.9%    10,773,095        696       0.90
  Indianapolis                     9,449,016        608          0.69     -1.8%     9,621,157        619       0.70
  Kansas                           6,805,876        775          0.81      4.2%     6,530,891        743       0.78
  Chicago                          2,272,885        966          1.06      4.9%     2,167,220        921       1.01
                                 -----------     ------         -----      ----   -----------     ------      -----
    Total                        $89,697,467     $  718         $0.88      2.0%   $87,903,617     $  704      $0.86
                                 ===========     ======         =====      ====   ===========       ====      =====





AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                            1/1/99-12/31/99                               1/1/98-12/31/98
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                   (ANNUALIZED)
---------------------------                          ------------                                   -----------

  Dallas                        $ 15,360,223     $3,556         $4.11      0.0%   $15,365,897     $3,557      $4.11
  Atlanta                          8,155,878      3,171          4.61      0.8%     8,093,259      3,147       4.57
  Austin                           4,636,971      3,597          4.64      3.4%     4,482,435      3,477       4.48
  Indianapolis                     3,739,676      2,886          3.27      1.7%     3,678,313      2,838       3.21
  Kansas                           2,376,814      3,247          3.39     -4.4%     2,485,447      3,395       3.55
  Chicago                          1,057,986      5,398          5.93     10.6%       956,843      4,882       5.36
                                ------------     ------         -----     -----   -----------     ------      -----
    Total                       $ 35,327,548     $3,395         $4.14      0.8%   $35,062,194     $3,370      $4.11
                                ============     ======         =====     =====   ===========       ====      =====
Operating efficiency                   39.4%                                            39.9%
                                ============                                      ===========

NOI           1999 %  1998 %                           PER MONTH                                       PER MONTH
---           ------  ------                           ---------                                      ----------
 Dallas        58.0%   57.5%     $21,180,605     $  409         $0.47     1.9%   $20,784,122      $  401      $0.46
 Atlanta       65.0%   64.3%      15,168,300        491          0.71     4.1%    14,567,976         472       0.69
 Austin        59.0%   58.4%       6,667,713        431          0.56     6.0%     6,290,659         407       0.52
 Indianapolis  60.4%   61.8%       5,709,340        367          0.42    -3.9%     5,942,844         382       0.43
 Kansas        65.1%   61.9%       4,429,062        504          0.53     9.5%     4,045,444         461       0.48
 Chicago       53.5%   55.8%       1,214,900        517          0.57     0.4%     1,210,377         515       0.57
               -----   -----     -----------     ------         -----    -----   -----------      ------      -----
    Total      60.6%   60.1%     $54,369,919     $  435         $0.53     2.9%   $52,841,423      $  423      $0.52
               =====   =====     ===========     ======         =====    =====   ===========      ======      =====
Operating Margin                       60.6%                                           60.1%
                                 ===========                                     ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 -------------                                 ------------
  Dallas                          $1,594,035     $  369         $0.43    11.4%    $1,430,569      $  331      $0.38
  Atlanta                            630,262        245          0.36   -22.0%       808,071         314       0.46
  Austin                           1,159,285        899          1.16   126.1%       512,726         398       0.51
  Indianapolis                       179,612        139          0.16   -40.6%       302,228         233       0.26
  Kansas                             208,124        284          0.30   -27.5%       287,146         392       0.41
  Chicago                             93,745        478          0.53   140.7%        38,946         199       0.22
                                  ----------     ------         -----   ------    ----------      ------      -----
    Total                         $3,865,062     $  371         $0.45    14.4%    $3,379,686      $  325      $0.40
                                  ==========       ====         =====   ======    ==========      ======      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                            1/1/99-12/31/99                               1/1/98-12/31/98
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                          $2,054,885     $  476         $0.55    -3.1%    $2,121,192      $  491      $0.57
  Atlanta                          1,424,751        554          0.81    13.4%     1,256,602         489       0.71
  Austin                             673,610        523          0.67    27.5%       528,210         410       0.53
  Indianapolis                       622,166        480          0.54    -7.8%       675,028         521       0.59
  Kansas                             266,946        365          0.38   -27.8%       369,661         505       0.53
  Chicago                            122,263        624          0.68    19.9%       101,932         520       0.57
                                  ----------     ------         -----    -----    ----------      ------      -----
    Total                         $5,164,622     $  496         $0.61     2.2%    $5,052,624      $  486      $0.59
                                  ==========     ======         =====    =====    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                    ------------                                  ------------
  Dallas                         $ 5,473,640     $1,267         $1.47     3.9%   $ 5,269,426      $1,220      $1.41
  Atlanta                          1,673,727        651          0.95    -2.4%     1,714,663         667       0.97
  Austin                           1,562,746      1,212          1.56    -1.8%     1,591,606       1,235       1.59
  Indianapolis                       944,719        729          0.82    13.2%       834,883         644       0.73
  Kansas                             612,676        837          0.87     7.5%       569,744         778       0.81
  Chicago                            535,114      2,730          3.00    18.7%       450,650       2,299       2.52
                                 -----------     ------         -----    -----   -----------      ------      -----
    Total                        $10,802,622     $1,038         $1.27     3.6%   $10,430,973      $1,002      $1.22
                                 ===========     ======         =====    =====   ===========      ======      =====


AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
THREE MONTHS ENDED DECEMBER 31, 1999 VERSUS THREE MONTHS ENDED DECEMBER 31, 1998

(Excludes all properties acquired or stabilized after 1/1/98)

                                            10/1/99-12/31/99                              10/1/98-12/31/98
                          No. of    ---------------------------------       %      --------------------------------
                           Apts.    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                          ------    --------   --------    ----------    ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,858       94.1%                               1.2%         92.9%
  Atlanta                  4,134       94.5%                               0.8%         93.7%
  Austin                   1,289       93.8%                               0.3%         93.6%
  Houston                    754       92.2%                              -2.6%         94.7%
  Indianapolis             1,296       82.0%                             -10.2%         91.4%
  Kansas                   1,100       91.3%                              -3.2%         94.2%
  Chicago                  2,112       94.5%                              -0.9%         95.3%
                          ------       -----                              -----        ------
    Weighted Average                   92.9%                              -0.7%         93.6%
                                       =====                              =====        ======
    Total                 15,543
                          ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  717                    1.3%                   $  708
  Atlanta                                           802                    3.0%                      778
  Austin                                            749                    4.7%                      715
  Houston                                           744                   -3.0%                      768
  Indianapolis                                      667                    3.0%                      648
  Kansas                                            794                    3.7%                      766
  Chicago                                         1,010                    5.2%                      960
                                                 ------                   -----                   ------
    Weighted Average                             $  785                    2.8%                   $  763
                                                 ======                   =====                   ======
TOTAL PROPERTY REVENUES                                 PER MONTH                                     PER MONTH
-----------------------                                 ----------                                    ---------
  Dallas                         $10,308,004     $  707         $0.83      1.8%   $10,126,324     $  695      $0.82
  Atlanta                          9,897,126        798          0.82      4.1%     9,505,904        766       0.79
  Austin                           2,879,425        745          0.96      5.9%     2,718,901        703       0.91
  Houston                          1,667,450        737          0.80     -4.6%     1,747,688        773       0.84
  Indianapolis                     2,253,178        580          0.66     -7.6%     2,437,283        627       0.71
  Kansas                           2,528,550        766          0.80      0.9%     2,507,099        760       0.80
  Chicago                          6,448,349      1,018          1.19      6.0%     6,082,246        960       1.12
                                 -----------     ------         -----     -----   -----------       ----      -----
    Total                        $35,982,083     $  772         $0.87      2.4%   $35,125,444       $753      $0.85
                                 ===========     ======         =====     =====   ===========       ====      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/98)

                                             10/1/99-12/31/99                              10/1/98-12/31/98
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $ 4,429,432     $3,647         $4.29      0.5%   $ 4,409,266     $3,631      $4.27
  Atlanta                          3,161,934      3,059          3.16     -0.9%     3,191,741      3,088       3.18
  Austin                           1,233,708      3,828          4.93     12.1%     1,100,737      3,416       4.40
  Houston                            664,930      3,527          3.81    -16.1%       792,236      4,203       4.54
  Indianapolis                       921,618      2,844          3.22     -7.0%       990,947      3,058       3.46
  Kansas                             845,796      3,076          3.23     -6.4%       903,838      3,287       3.45
  Chicago                          2,186,941      4,142          4.83     -8.9%     2,400,087      4,546       5.30
                                 -----------     ------         -----     -----   -----------     ------      -----
    Total                        $13,444,359     $3,460         $3.89     -2.5%   $13,788,853     $3,549      $3.99
                                 ===========     ======         =====     =====   ===========     ======      =====
Operating Efficiency                   37.4%                                            39.3%
                                 ===========                                      ===========

NOI           1999 %  1998 %                           PER MONTH                                       PER MONTH
---           ------  ------                           ---------                                      ----------
 Dallas        57.0%   56.5%     $ 5,878,572     $  403         $0.47     2.8%     $ 5,717,058    $  392      $0.46
 Atlanta       68.1%   66.4%       6,735,193        543          0.56     6.7%       6,314,163       509       0.53
 Austin        57.2%   59.5%       1,645,717        426          0.55     1.7%       1,618,163       418       0.54
 Houston       60.1%   54.7%       1,002,520        443          0.48     4.9%         955,451       422       0.46
 Indianapolis  59.1%   59.3%       1,331,561        342          0.39    -7.9%       1,446,337       372       0.42
 Kansas        66.6%   63.9%       1,682,754        510          0.54     5.0%       1,603,261       486       0.51
 Chicago       66.1%   60.5%       4,261,408        673          0.78    15.7%       3,682,158       581       0.68
               -----   -----     -----------     ------         -----    -----     -----------    ------      -----
    Total      62.6%   60.7%     $22,537,724     $  483         $0.54     5.6%     $21,336,591    $  458      $0.51
               =====   =====     ===========     ======         =====    =====     ===========    ======      =====
Operating Margin                       62.6%                                             60.7%
                                 ===========                                       ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 ------------                                  ------------
  Dallas                        $   506,380      $  417        $0.49     43.9%   $  351,878      $  290      $0.34
  Atlanta                           222,691         215         0.22     -9.7%      246,739         239       0.25
  Austin                            112,008         348         0.45    -47.0%      211,286         656       0.85
  Houston                            58,993         313         0.34    267.6%       16,050          85       0.09
  Indianapolis                       38,638         119         0.13   -233.2%      (29,000)        (90)     (0.10)
  Kansas                             91,454         333         0.35     24.0%       73,760         268       0.28
  Chicago                           232,878         441         0.51     64.3%      141,746         268       0.31
                                -----------      ------        -----    ------   ----------      ------      -----
    Total                       $ 1,263,041      $  325        $0.37     24.8%   $1,012,458      $  261      $0.29
                                ===========      ======        =====    ======   ==========      ======      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/98)

                                             10/1/99-12/31/99                              10/1/98-12/31/98
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                              ------------                                  ------------
  Dallas                          $  750,580     $  618         $0.73    10.2%    $  680,909      $  561      $0.66
  Atlanta                            615,271        595          0.61    14.4%       537,661         520       0.54
  Austin                             246,739        766          0.99    80.0%       137,070         425       0.55
  Houston                             96,532        512          0.55   -12.8%       110,696         587       0.63
  Indianapolis                       161,015        497          0.56   -22.7%       208,327         643       0.73
  Kansas                              85,611        311          0.33   -50.3%       172,383         627       0.66
  Chicago                            341,167        646          0.75    -7.7%       369,679         700       0.82
                                 -----------     ------         -----    -----    ----------      ------      -----
    Total                        $ 2,296,915     $  591         $0.66     3.6%    $2,216,724      $  570      $0.64
                                 ===========     ======         =====    =====    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                    ------------                                  ------------
  Dallas                         $ 1,449,237     $1,193         $1.40     5.8%    $1,370,200      $1,128      $1.33
  Atlanta                            391,687        379          0.39   -33.5%       589,078         570       0.59
  Austin                             375,505      1,165          1.50   -10.0%       417,002       1,294       1.67
  Houston                            151,194        802          0.87   -46.7%       283,854       1,506       1.63
  Indianapolis                       248,601        767          0.87     7.9%       230,497         711       0.80
  Kansas                             225,107        819          0.86    20.6%       186,673         679       0.71
  Chicago                            800,413      1,516          1.77   -16.7%       960,844       1,820       2.12
                                 -----------     ------         -----    -----    ----------      ------      -----
    Total                        $ 3,641,744     $  937         $1.05    -9.8%    $4,038,148      $1,039      $1.17
                                 ===========     ======         =====    =====    ==========      ======      =====


AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
YEAR ENDED DECEMBER 31, 1999 VERSUS YEAR ENDED DECEMBER 31, 1998

(Excludes all properties acquired or stabilized after 1/1/98)

                                            1/1/99-12/31/99                               1/1/98-12/31/98
                          No. of    ---------------------------------       %      --------------------------------
                           Apts.    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                          ------    --------   --------    ----------    ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,858       93.5%                              -0.6%         94.1%
  Atlanta                  4,134       93.3%                              -0.5%         93.8%
  Austin                   1,289       94.4%                               0.0%         94.4%
  Houston                    754       92.2%                              -3.3%         95.4%
  Indianapolis             1,296       87.9%                              -4.6%         92.1%
  Kansas                   1,100       94.1%                               1.1%         93.1%
  Chicago                  2,112       95.3%                              -0.2%         95.5%
                          ------       -----                              -----         -----
    Weighted Average                   93.3%                              -0.8%         94.0%
                                       =====                              =====         =====
    Total                 15,543
                          ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  712                    1.5%                   $  702
  Atlanta                                           791                    3.2%                      767
  Austin                                            727                    3.9%                      700
  Houston                                           754                   -0.1%                      755
  Indianapolis                                      652                    3.1%                      632
  Kansas                                            775                    2.3%                      758
  Chicago                                           989                    4.9%                      943
                                                 ------                    ----                   ------
    Weighted Average                             $  774                    2.8%                   $  752
                                                 ======                    ====                   ======
TOTAL PROPERTY REVENUES                                 PER MONTH                                     PER MONTH
-----------------------                                 ---------                                     ---------
  Dallas                        $ 40,936,570     $  702         $0.83      1.1%  $ 40,501,779     $  695      $0.82
  Atlanta                         38,820,353        783          0.81      3.4%    37,552,207        757       0.78
  Austin                          11,304,684        731          0.94      4.9%    10,773,095        696       0.90
  Houston                          6,689,175        739          0.80     -3.2%     6,910,481        764       0.83
  Indianapolis                     9,449,016        608          0.69     -1.8%     9,621,157        619       0.70
  Kansas                          10,212,271        774          0.81      4.9%     9,739,669        738       0.78
  Chicago                         25,455,519      1,004          1.17      6.2%    23,964,657        946       1.10
                                ------------     ------         -----     -----  ------------       ----      -----
    Total                       $142,867,588     $  766         $0.86      2.7%  $139,063,046       $746      $0.84
                                ============     ======         =====     =====  ============       ====      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/98)

                                            1/1/99-12/31/99                               1/1/98-12/31/98
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $17,465,892     $3,595         $4.23      0.0%   $17,468,667     $3,596      $4.23
  Atlanta                         13,529,430      3,273          3.38      1.0%    13,400,720      3,242       3.34
  Austin                           4,636,971      3,597          4.64      3.4%     4,482,435      3,477       4.48
  Houston                          2,866,545      3,802          4.11     -0.3%     2,875,015      3,813       4.12
  Indianapolis                     3,739,676      2,886          3.27      1.7%     3,678,313      2,838       3.21
  Kansas                           3,569,880      3,245          3.41     -2.0%     3,643,372      3,312       3.48
  Chicago                          8,787,760      4,161          4.85     -1.9%     8,955,518      4,240       4.94
                                 -----------     ------         -----    ------   -----------     ------      -----
    Total                        $54,596,153     $3,513         $3.94      0.2%   $54,504,041     $3,507      $3.94
                                 ===========     ======         =====    ======   ===========     ======      =====
Operating Efficiency                   38.2%                                            39.2%
                                 ===========                                      ===========

NOI           1999 %  1998 %                           PER MONTH                                       PER MONTH
---           ------  ------                           ---------                                      ----------
 Dallas        57.3%   56.9%     $23,470,678     $  403         $0.47     1.9%     $23,033,112    $  395      $0.46
 Atlanta       65.1%   64.3%      25,290,923        510          0.53     4.7%      24,151,486       487       0.50
 Austin        59.0%   58.4%       6,667,713        431          0.56     6.0%       6,290,659       407       0.52
 Houston       57.1%   58.4%       3,822,631        422          0.46    -5.3%       4,035,467       446       0.48
 Indianapolis  60.4%   61.8%       5,709,340        367          0.42    -3.9%       5,942,844       382       0.43
 Kansas        65.0%   62.6%       6,642,392        503          0.53     9.0%       6,096,297       462       0.49
 Chicago       65.5%   62.6%      16,667,760        658          0.77    11.1%      15,009,139       592       0.69
               -----   -----     -----------     ------         -----    -----     -----------    ------      -----
    Total      61.8%   60.8%     $88,271,435     $  473         $0.53     4.4%     $84,559,005    $  453      $0.51
               =====   =====     ===========     ======         =====    =====     ===========    ======      =====

Operating Margin                       61.8%                                             60.8%
                                 ===========                                       ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  -----------                                  ------------
  Dallas                         $ 1,787,224     $  368         $0.43     16.2%    $1,538,582     $  317      $0.37
  Atlanta                            826,251        200          0.21    -15.8%       980,731        237       0.24
  Austin                           1,159,285        899          1.16    126.1%       512,726        398       0.51
  Houston                            168,536        224          0.24     57.2%       107,216        142       0.15
  Indianapolis                       179,612        139          0.16    -40.6%       302,228        233       0.26
  Kansas                             242,756        221          0.23    -24.7%       322,593        293       0.31
  Chicago                            776,380        368          0.43     22.2%       635,328        301       0.35
                                 -----------     ------         -----    ------    ----------     ------      -----
    Total                        $ 5,140,045     $  331         $0.37     16.8%    $4,399,404     $  283      $0.32
                                 ===========     ======         =====    ======    ==========     ======      =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/98)

                                            1/1/99-12/31/99                               1/1/98-12/31/98
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                              ------------                                  ------------
  Dallas                          $2,427,613     $  500         $0.59     -0.5%    $2,439,980     $  502      $0.59
  Atlanta                          2,100,601        508          0.52      9.0%     1,927,748        466       0.48
  Austin                             673,610        523          0.67     27.5%       528,210        410       0.53
  Houston                            226,585        301          0.32     -7.4%       244,816        325       0.35
  Indianapolis                       622,166        480          0.54     -7.8%       675,028        521       0.59
  Kansas                             367,245        334          0.35    -23.4%       479,191        436       0.46
  Chicago                          1,258,935        596          0.69     -1.4%     1,276,205        604       0.70
                                  ----------     ------         -----     -----    ----------     ------      -----
    Total                         $7,676,755     $  494         $0.55      1.4%    $7,571,178     $  487      $0.55
                                  ==========     ======         =====     =====    ==========     ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                    ------------                                  ------------
  Dallas                         $ 6,160,581     $1,268         $1.49      4.3%   $ 5,907,734     $1,216      $1.43
  Atlanta                          2,761,520        668          0.69     -3.3%     2,855,187        691       0.71
  Austin                           1,562,746      1,212          1.56     -1.8%     1,591,606      1,235       1.59
  Houston                          1,107,477      1,469          1.59      0.5%     1,101,791      1,461       1.58
  Indianapolis                       944,719        729          0.82     13.2%       834,883        644       0.73
  Kansas                             938,537        853          0.90      9.8%       854,727        777       0.82
  Chicago                          3,182,581      1,507          1.76     -1.4%     3,229,253      1,529       1.78
                                 -----------     ------         -----     -----   -----------     ------      -----
    Total                        $16,658,160     $1,072         $1.20      1.7%   $16,375,182     $1,054      $1.18
                                 ===========     ======         =====     =====   ===========     ======      =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of December 31, 1999

                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Autumn Chase     Carrollton, TX          1991         87/96/99         690          598,128             867
 at Bent Tree        Dallas, TX              1997             1996         300          282,774             943
 at Bishop's Gate    West Plano, TX          1997             1997         266          292,094           1,098
 at Chase Oaks       Plano, TX               1994             1986         250          193,736             775
 at Gleneagles       Dallas, TX              1988            87/97         590          520,357             882
 on the Green        Ft. Worth, TX           1994            90/93         424          358,560             846
 at Nantucket        Dallas, TX              1988             1986         312          222,208             712
 of North Dallas     Dallas, TX             89/90            85/86       1,032          906,808             879
 on Rosemeade        Dallas, TX              1990             1987         236          205,334             870
 at Valley Ranch     Irving, TX              1990             1985         460          389,940             848
                                                                        ------        ---------         -------
  Subtotal - Dallas/Ft. Worth, TX                                        4,560        3,969,939             871
                                                                        ------        ---------         -------
ATLANTA, GA
-----------
AMLI:
 at Clairmont        Atlanta, GA             1998             1988         288          229,335             796
 at Killian Farms    Snellville, GA                           1999         256          262,785           1,027
 at Park Creek       Gainesville, GA                          1998         200          195,146             976
 at Peachtree City   Fayette County, GA                       1998         312          305,756             980
 at Spring Creek     Dunwoody, GA                      85/86/87/89       1,180        1,080,568             916
 at Sope Creek       Marietta, GA                         82/83/95         695          632,425             910
 at Vinings          Atlanta, GA            92/97             1985         360          374,240           1,040
 at West Paces       Atlanta, GA             1993             1992         337          353,700           1,050
                                                                        ------        ---------          ------
    Subtotal - Atlanta, GA                                               3,628        3,433,955             947
                                                                        ------        ---------          ------




                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
AUSTIN, TX
----------
AMLI:
 at the Arboretum    Austin, TX              1986             1983         231          178,116             771
 in Great Hills      Austin, TX              1991             1985         344          257,984             750
 at Lantana Ridge    Austin, TX              1997             1997         354          311,857             881
 at Martha's
   Vineyard          Austin, TX              1992             1986         360          260,380             723
                                                                        ------       ----------           -----
    Subtotal - Austin, TX                                                1,289        1,008,337             782
                                                                        ------       ----------           -----
KANSAS
------
AMLI:
 at Alvamar          Lawrence, KS            1994             1989         152          125,800             828
 at Centennial       Overland Park, KS       1998             1998         170          204,858           1,205
 at Lexington Farms  Overland Park, KS       1998             1998         404          392,693             972
 at Regents Center   Overland Park, KS       1994         91/95/97         424          398,674             940
 at Town Center      Overland Park, KS       1997             1997         156          176,914           1,134
                                                                        ------       ----------           -----
    Subtotal - Kansas                                                    1,306        1,298,939             995
                                                                        ------       ----------           -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Conner Farms     Indianapolis, IN        1997             1993         300          327,396           1,091
 at Eagle Creek      Indianapolis, IN        1998             1998         240          233,432             973
 at Riverbend        Indianapolis, IN       92/93            83/85         996          820,712             824
                                                                        ------       ----------           -----
    Subtotal - Indianapolis, IN                                          1,536        1,381,540             899
                                                                        ------       ----------           -----




                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------

CHICAGO, IL
-----------
AMLI:
 at Poplar Creek     Schaumburg, IL          1997             1985         196          177,630             906
                                                                        ------       ----------           -----
    Subtotal - Chicago, IL                                                 196          177,630             906
                                                                        ------       ----------           -----
TOTAL WHOLLY OWNED PROPERTIES                                           12,515       11,270,340             901
                                                                        ======       ==========           =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED


                                Quarter Ended                                   Year Ended
                              December 31, 1999        Quarter Ended         December 31, 1999        Year Ended
                            Average Rental Rates        Dec 31, 1999       Average Rental Rates      Dec 31, 1999
                          -------------------------         Avg.         ------------------------         Avg.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Autumn Chase               748             0.86            92.7%          739            0.85           92.1%
 at Bent Tree                  831             0.88            94.6%          831            0.88           94.2%
 at Bishop's Gate            1,013             0.92            93.2%        1,015            0.92           92.8%
 at Chase Oaks                 692             0.89            95.5%          686            0.89           94.1%
 at Gleneagles                 720             0.82            94.5%          714            0.81           94.3%
 on the Green                  697             0.82            95.4%          694            0.82           93.9%
 at Nantucket                  577             0.81            96.5%          571            0.80           95.5%
 of North Dallas               689             0.78            90.8%          679            0.77           91.3%
 on Rosemeade                  688             0.79            94.2%          685            0.79           93.8%
 at Valley Ranch               723             0.85            96.6%          717            0.85           94.5%
                             -----            -----            -----        -----           -----           -----
  Subtotal -
    Dallas/Ft. Worth, TX       727             0.83            93.8%          721            0.83           93.2%
                             -----            -----            -----        -----           -----           -----
ATLANTA, GA
-----------
AMLI:
 at Clairmont                  816             1.02            96.6%          798            1.00           95.7%
 at Killian Farms              789             0.77            98.2%          731            0.71           68.8%
 at Park Creek                 782             0.80            91.0%          747            0.77           91.3%
 at Peachtree City             923             0.94            94.9%          904            0.92           94.9%
 at Spring Creek               765             0.84            92.5%          754            0.82           91.9%
 at Sope Creek                 716             0.79            96.4%          708            0.78           94.3%
 at Vinings                    818             0.79            92.9%          813            0.78           93.6%
 at West Paces                 938             0.89            93.6%          917            0.87           94.0%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
     Atlanta, GA               797             0.84            94.2%          781            0.82           91.6%
                             -----            -----            -----        -----           -----           -----




                                Quarter Ended                                   Year Ended
                              December 31, 1999        Quarter Ended         December 31, 1999        Year Ended
                            Average Rental Rates        Dec 31, 1999       Average Rental Rates      Dec 31, 1999
                          -------------------------         Avg.         ------------------------         Avg.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
AUSTIN, TX
----------
AMLI:
 at the Arboretum              732             0.95            90.2%          713            0.92           94.7%
 in Great Hills                733             0.98            95.0%          716            0.96           94.5%
 at Lantana Ridge              870             0.99            94.5%          839            0.95           93.5%
 at Martha's
   Vineyard                    656             0.91            94.4%          637            0.88           94.9%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
      Austin, TX               749             0.96            93.8%          727            0.93           94.4%
                             -----            -----            -----        -----           -----           -----
KANSAS
------
AMLI:
 at Alvamar                    696             0.84            94.5%          682            0.82           94.4%
 at Centennial                 996             0.83            87.3%          969            0.80           90.1%
 at Lexington Farms            809             0.83            85.6%          798            0.82           89.8%
 at Regents Center             766             0.81            92.0%          749            0.80           95.3%
 at Town Center                982             0.87            85.7%          958            0.85           90.9%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
      Kansas                   827             0.83            88.9%          810            0.81           92.3%
                             -----            -----            -----        -----           -----           -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Conner Farms               827             0.76            94.8%          815            0.75           94.4%
 at Eagle Creek                773             0.80            92.1%          757            0.78           91.8%
 at Riverbend                  619             0.75            78.2%          603            0.73           85.9%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
      Indianapolis, IN         684             0.76            83.6%          668            0.74           88.5%
                             -----            -----            -----        -----           -----           -----




                                Quarter Ended                                   Year Ended
                              December 31, 1999        Quarter Ended         December 31, 1999        Year Ended
                            Average Rental Rates        Dec 31, 1999       Average Rental Rates      Dec 31, 1999
                          -------------------------         Avg.         ------------------------         Avg.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
CHICAGO, IL
-----------
AMLI:
 at Poplar Creek             1,003             1.11            94.6%          980            1.08           94.7%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
      Chicago, IL            1,003             1.11            94.6%          980            1.08           94.7%
                             -----            -----            -----        -----           -----           -----
TOTAL WHOLLY OWNED
  PROPERTIES                 $ 759             0.84            92.2%          746            0.83           92.2%
                             =====            =====            =====        =====           =====           =====

AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 1999

                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Barrett Lakes    Cobb County, GA                          1997         446          462,368           1,037
 at Pleasant Hill    Gwinnett County, GA                      1996         502          501,816           1,000
 at River Park       Norcross, GA                             1997         222          226,632           1,021
 at Towne Creek      Gainesville, GA                          1989         150          121,722             811
 at Willeo Creek     Roswell, GA             1995             1989         242          297,302           1,229
 at Northwinds       Alpharetta, GA                           1999         800          818,432           1,023
 at Windward Park    Alpharetta, GA          1999             1999         328          354,900           1,082
                                                                        ------        ---------          ------
    Subtotal -
      Atlanta, GA                                                        2,690        2,783,172           1,035
                                                                        ------        ---------          ------
CHICAGO, IL
-----------
AMLI:
 at Chevy Chase      Buffalo Grove, IL       1996             1988         592          480,820             812
 at Danada           Wheaton, IL             1997            89/91         600          521,499             869
 at Fox Valley       Aurora, IL                               1998         272          269,237             990
 at Willowbrook      Willowbrook, IL         1996             1987         488          418,404             857
 at Windbrooke       Buffalo Grove, IL       1995             1987         236          213,160             903
                                                                        ------        ---------          ------
    Subtotal -
      Chicago, IL                                                        2,188        1,903,120             870
                                                                        ------        ---------          ------
EASTERN KANSAS
--------------
AMLI:
 at Regents Crest    Overland Park, KS       1997             1997         368          346,632             942
                                                                        ------        ---------          ------





                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield        Ft. Worth, TX                            1999         240          238,972             996
 at Fossil Creek     Ft. Worth, TX                            1998         384          384,358           1,001
 at Oakbend          Lewisville, TX                           1997         426          382,690             898
 on the Parkway      Dallas, TX                               1999         240          225,568             940
 at Prestonwood
  Hills              Dallas, TX              1999             1997         272          245,696             903
 on Timberglen       Dallas, TX              1990             1985         260          201,198             774
 at Verandah         Arlington, TX           1997            86/91         538          394,304             733
                                                                        ------       ----------          ------
    Subtotal -
     Dallas/Ft. Worth                                                    2,360        2,072,786             878
                                                                        ------       ----------          ------
AUSTIN, TX
----------
AMLI:
 at Wells Branch     Austin, TX                               1999         576          554,582             963
                                                                        ------       ----------          ------

HOUSTON, TX
-----------
AMLI:
 at Champions
  Centre             Houston, TX             1994             1994         192          164,480             857
 at Champions
  Park               Houston, TX             1994             1991         246          221,986             902
 at Greenwood
  Forest             Houston, TX             1995             1995         316          310,844             984
                                                                        ------       ----------          ------
                                                                           754          697,310             925
                                                                        ------       ----------          ------
TOTAL CO-INVESTMENT
 PROPERTIES                                                              8,936        8,357,602             935
                                                                        ======       ==========          ======

TOTAL WHOLLY OWNED AND
 CO-INVESTMENT
 PROPERTIES                                                             21,451       19,627,942             915
                                                                        ======       ==========          ======



AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 1999

                                Quarter Ended                                   Year Ended
                              December 31, 1999        Quarter Ended         December 31, 1999        Year Ended
                            Average Rental Rates        Dec 31, 1999       Average Rental Rates      Dec 31, 1999
                          -------------------------         Avg.         ------------------------         Avg.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Barrett Lakes              872            $0.84            95.7%          863            0.83           93.6%
 at Pleasant Hill              811             0.81            96.7%          803            0.80           93.5%
 at River Park                 913             0.89            94.9%          898            0.88           94.6%
 at Towne Creek                650             0.80            96.2%          634            0.78           92.4%
 at Willeo Creek               853             0.69            95.7%          847            0.69           93.7%
 at Northwinds (1)             880             0.86            92.3%          880            0.86           92.3%
 at Windward Park              932             0.86            93.9%          910            0.84           93.1%
                            ------            -----           ------       ------           -----          ------
    Subtotal -
      Atlanta, GA              859             0.83            94.6%          851            0.82           93.2%
                            ------            -----           ------       ------           -----          ------
CHICAGO, IL
-----------
AMLI:
 at Chevy Chase              1,047             1.29            95.0%        1,017            1.25           95.7%
 at Danada                     970             1.12            94.7%          955            1.10           94.7%
 at Fox Valley               1,001             1.01            89.8%          978            0.99           90.4%
 at Willowbrook              1,004             1.17            91.7%          984            1.15           94.4%
 at Windbrooke               1,044             1.16            98.4%        1,021            1.13           97.8%
                            ------            -----           ------       ------           -----          ------
    Subtotal -
      Chicago, IL            1,010             1.16            93.9%          988            1.14           94.7%
                            ------            -----           ------       ------           -----          ------
EASTERN KANSAS
--------------
AMLI:
 at Regents Crest              786             0.83            91.5%          766            0.81           93.8%
                            ------            -----           ------       ------           -----          ------





                                Quarter Ended                                   Year Ended
                              December 31, 1999        Quarter Ended         December 31, 1999        Year Ended
                            Average Rental Rates        Dec 31, 1999       Average Rental Rates      Dec 31, 1999
                          -------------------------         Avg.         ------------------------         Avg.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield (1)              836             0.84            90.1%          836            0.84           90.1%
 at Fossil Creek               812             0.81            96.3%          813            0.81           93.6%
 at Oakbend                    785             0.87            96.3%          772            0.86           93.6%
 on the Parkway                879             0.93            93.1%          873            0.93           92.8%
 at Prestonwood
   Hills                       852             0.94            93.0%          824            0.91           92.9%
 on Timberglen                 621             0.80            96.3%          622            0.80           94.3%
 at Verandah                   665             0.91            96.3%          670            0.91           95.0%
                            ------            -----           ------       ------           -----          ------
    Subtotal -
     Dallas/Ft. Worth          766             0.87            94.9%          762            0.87           93.5%
                            ------            -----           ------       ------           -----          ------
AUSTIN, TX
----------
AMLI:
 at Wells Branch               852             0.88            94.1%          809            0.84           85.3%
                            ------            -----           ------       ------           -----          ------

HOUSTON, TX
-----------
AMLI:
 at Champions Centre           731             0.85            91.8%          747            0.87           92.3%
 at Champions Park             722             0.80            92.3%          732            0.81           91.6%
 at Greenwood Forest           770             0.78            92.4%          775            0.79           92.6%
                            ------            -----           ------       ------           -----          ------
   Subtotal -
    Houston, TX                744             0.80            92.2%          754            0.82           92.2%
                            ------            -----           ------       ------           -----          ------
TOTAL CO-INVESTMENT
 PROPERTIES                    859             0.92            94.2%          847            0.91           93.1%
                            ======            =====           ======       ======           =====          ======

TOTAL WHOLLY OWNED AND
 CO-INVESTMENT
 PROPERTIES                    800             0.87            93.0%          788            0.86           92.6%
                            ======            =====           ======       ======           =====          ======



AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
Unaudited - Dollars in thousands except per share data

                                WHOLLY-OWNED             CO-INVESTMENTS AT 100%               COMBINED AT 100%
                      -----------------------------   -----------------------------    -----------------------------
                          Year Ended December 31,       Year Ended December 31,           Year Ended December 31,
                      -----------------------------   -----------------------------    -----------------------------
                                                %                               %                                %
                        1999      1998       Change     1999       1998      Change     1999       1998       Change
                       -------   -------    -------   --------    -------   -------    -------    -------    -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1)     $ 84,863    83,353       1.8%     49,923     48,444      3.1%    134,787    131,797       2.3%
 New Communities (2)     6,846     4,598      48.9%      6,417      4,919     30.5%     13,263      9,516      39.4%
 Development
  and/or Lease-up
  Communities (3)        1,592       325     389.8%     18,038      5,048    257.3%     19,630      5,373     265.3%
 Acquisition
  Communities (4)        9,922     3,662     170.9%      4,964     --                   14,886      3,662     306.4%
 Communities Sold/
  Contributed to
  Ventures (5)           5,045     9,954                 6,795      5,628               11,841     15,582
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $108,268   101,892       6.3%     86,137     64,039     34.5%    194,406    165,931      17.2%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======
OTHER REVENUES
--------------
 Same Store
  Communities         $  4,834     4,551       6.2%      3,247      2,715     19.6%      8,081      7,266      11.2%
 New Communities           547       353      54.6%        502        443     13.3%      1,049        797      31.6%
 Development
  and/or Lease-up
  Communities              113        15     651.5%      1,372        424    223.8%      1,485        439     238.5%
 Acquisition
  Communities              618       153     304.8%        371     --                      989        153     547.8%
 Communities Sold/
  Contributed to
  Ventures                 574       865                   455        390                1,028      1,255
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $  6,686     5,937      12.6%      5,947      3,972     49.7%     12,632      9,909      27.5%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                                WHOLLY-OWNED             CO-INVESTMENTS AT 100%               COMBINED AT 100%
                      -----------------------------   -----------------------------    -----------------------------
                          Year Ended December 31,       Year Ended December 31,           Year Ended December 31,
                      -----------------------------   -----------------------------    -----------------------------
                                                %                               %                                %
                        1999      1998       Change     1999       1998      Change     1999       1998       Change
                       -------   -------    -------   --------    -------   -------    -------    -------    -------
TOTAL PROPERTY
REVENUES
--------------
 Same Store
  Communities         $ 89,697    87,904       2.0%     53,170     51,159      3.9%    142,868    139,063       2.7%
 New Communities         7,393     4,951      49.3%      6,919      5,362     29.0%     14,312     10,313      38.8%
 Development
  and/or Lease-up
  Communities            1,705       340     401.4%     19,409      5,472    254.7%     21,114      5,812     263.3%
 Acquisition
  Communities           10,540     3,815     176.3%      5,335     --                   15,875      3,815     316.1%
 Communities Sold/
  Contributed to
  Ventures               5,619    10,819                 7,250      6,018               12,869     16,837
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $114,954   107,829       6.6%     92,084     68,011     35.4%    207,038    175,840      17.7%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======

TOTAL OPERATING
EXPENSES
---------------
 Same Store
  Communities         $ 35,327    35,062       0.8%     19,269     19,442     -0.9%     54,595     54,504       0.2%
 New Communities         2,217     1,662      33.4%      2,581      2,700     -4.4%      4,797      4,362      10.0%
 Development
  and/or Lease-up
  Communities              809       244     231.1%      8,349      2,352    255.0%      9,158      2,596     252.8%
 Acquisition
  Communities            3,676     1,291     184.8%      2,187     --                    5,863      1,291     354.2%
 Communities Sold/
  Contributed to
  Ventures               2,318     5,334                 3,358      2,834                5,675      8,168
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $ 44,347    43,593       1.7%     35,742     27,328     30.8%     80,088     70,921      12.9%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======





AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                                WHOLLY-OWNED             CO-INVESTMENTS AT 100%               COMBINED AT 100%
                      -----------------------------   -----------------------------    -----------------------------
                          Year Ended December 31,       Year Ended December 31,           Year Ended December 31,
                      -----------------------------   -----------------------------    -----------------------------
                                                %                               %                                %
                        1999      1998       Change     1999       1998      Change     1999       1998       Change
                       -------   -------    -------   --------    -------   -------    -------    -------    -------
PROPERTY EBITDA
---------------
 Same Store
  Communities         $ 54,370    52,841       2.9%     33,902     31,718      6.9%     88,271     84,559       4.4%
 New Communities         5,176     3,289      57.4%      4,339      2,662     63.0%      9,514      5,951      59.9%
 Development
  and/or Lease-Up
  Communities              896        96     836.0%     11,061      3,120    254.5%     11,957      3,216     271.8%
 Acquisition
  Communities            6,864     2,524     171.9%      3,149     --                   10,012      2,524     296.6%
 Communities Sold/
  Contributed to
  Ventures               3,301     5,485                 3,893      3,184                7,194      8,669
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $ 70,607    64,236       9.9%     56,342     40,684     38.5%    126,949    104,920      21.0%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======
Company's share of
Co-investment EBITDA                                    15,986     11,138     43.5%     15,986     11,138      43.5%
                                                      ========   ========    ======   ========    =======     ======

Percent of Co-investment
EBITDA                                                     28%        27%                  13%        11%
                                                      ========   ========             ========    =======



  (1)   Stabilized Communities at 1/1/98.
  (2)   Development Communities stabilized after 1/1/98 but before 1/1/99.
  (3)   Development Communities not yet stabilized.
  (4)   Stabilized Communities acquired after 1/1/98.
  (5)   Communities sold or contributed to co-investment ventures.
